Charles & Colvard, Ltd.

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

919.468.0399

Company Contact:

Richard A. Bird, CEO

919.468.0399

rbird@moissanite.com

Investor Relations:

Deborah K. Pawlowski

Kei Advisors LLC

716.843.3908

dpawlowski@keiadvisors.com

FOR IMMEDIATE RELEASE

Charles & Colvard Pursues Claims against K&G Creations

MORRISVILLE, North Carolina, February 23, 2009 - Charles & Colvard, Ltd. (NASDAQ: CTHR), the sole manufacturer of moissanite jewels, The Most Brilliant Jewels in the World™, announced today that its discussions with Jewelnet Corporation d/b/a K&G Creations regarding possible settlement of the litigation between the parties have been unsuccessful.

Charles & Colvard's Board of Directors confirmed that the Company will move forward with the lawsuit filed on June 16, 2008 against K&G Creations, anticipating it may be necessary to continue the legal process through a court trial which is scheduled for December 2009. The Company intends to vigorously pursue its collection claim against K&G Creations for in excess of $2.8 million with interest at a rate of 12% from July 4, 2008. The Board of Directors continues to believe that the counterclaims of K&G are without merit, and the Company intends to vigorously defend against the counterclaims.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (NASDAQ: CTHR), based in the Research Triangle Park area of North Carolina, is the global sole source of lab-created moissanite, a unique, near-colorless jewel that is distinct from other gemstones and jewels based on its exceptional fire, brilliance, luster, durability and rarity. Charles & Colvard Created Moissanite® jewels are used in fine jewelry sold primarily through domestic and international retailers. The Company's strategy is to expand the marketing of its jewels and its channels to market to grow sales and capture a greater share of the jewel and jewelry market around the world. For more information, please access www.moissanite.com or www.charlesandcolvard.com.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to the outcome of litigation, products, sales, revenue and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management's current judgment and expectations, our actual results may differ materially from those projected, stated or implied in these forward-looking statements as a result of many factors, including, but not limited to any trends in the general economy that would adversely affect consumer spending, a further decline in our sales, dependence on Cree, Inc. as the current supplier of most of the raw material, ability to develop a material second source of supply, dependence on a limited number of customers, dependence on consumer acceptance of the Company's products, risks of conducting operations in foreign countries and our dependence on third parties, general economic conditions that are out of our control and may adversely affect our financial condition and results of operations, continued listing of our common stock on the NASDAQ Global Select Market and the impact of changes in our management on our ability to execute our business strategy in the near term, in addition to the other risks and uncertainties described in more detail in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors relevant to our business.

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